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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Aceto Corporation, a New York corporation (the "Company"), on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Roth, Chief Financial Officer and Secretary of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Douglas Roth
----------------
Douglas Roth
Chief Financial Officer and Secretary
May 17, 2004



A signed original of this written statement required by Section 906 has been provided to Aceto Corporation and will be retained by Aceto Corporation and furnished to the United States Securities and Exchange Commission or its staff upon request.